Exhibit 21

SUBSIDIARY LISTING OF CONOCOPHILLIPS

Company Name	Incorporation Location
Alpine Pipeline Company	Delaware
American Hunter Energy Inc.	Delaware
Arizona-Florida Land & Cattle Company	Florida
Asamera Minerals (U.S.) Inc.	Colorado
Asamera Oil (U.S.) Inc.	Montana
Asamera Resources Inc.	Nevada
Ashford Energy Capital S.A.	Luxembourg
Atalaya Energy S.R.L.	Argentina
AZL Resources, Inc.	Arizona
Beacon Port LLC	Delaware
BR (Global) Holdings B.V.	Netherlands
BR Canada Services Inc.	Delaware
Brandywine Industrial Gas Inc.	Delaware
Brazoria Interconnector Gas Pipeline LLC	Delaware
BROG Exchange II, LP	Delaware
BROG GP Inc.	Delaware
BROG LP Inc.	Delaware
BROGX II GP, LLC	Delaware
BROGX II LP, LLC	Delaware
Burlington Resources (Chaillu) Limited	Bermuda
Burlington Resources (Energy Services) Inc.	Delaware
Burlington Resources (Irish Sea) Limited	England
Burlington Resources (Meboun) Limited	Bermuda
Burlington Resources (MPolo) Limited	Bermuda
Burlington Resources (Netherlands) B.V.	Netherlands
Burlington Resources (U.K.) LLC	Delaware
Burlington Resources (U.K.) Holdings Limited	England
Burlington Resources Alaska Inc.	Delaware
Burlington Resources Algeria LLC	Delaware
Burlington Resources Andean Limited	Bermuda
Burlington Resources Angola Limited	Bermuda
Burlington Resources Argentina Holdings Limited	Bermuda
Burlington Resources Canada (Hunter) Ltd.	Alberta
Burlington Resources Canada Holding ULC	Alberta
Burlington Resources Canada International Holdings Limited	Bermuda
Burlington Resources Canada Ltd.	Alberta
Burlington Resources Canada Marketing Ltd.	Alberta
Burlington Resources Canada Partnership	Alberta
Burlington Resources Canada Petroleum Inc.	Delaware
Burlington Resources Capital I	Delaware
Burlington Resources Capital II	Delaware
Burlington Resources China Holdings Limited	Bermuda
Burlington Resources China LLC	Delaware

Company Name	Incorporation Location
Burlington Resources Colombia Limited	Bermuda
Burlington Resources Danske B.V.	Netherlands
Burlington Resources do Brasil Ltda.	Brazil
Burlington Resources Ecuador Limited	Bermuda
Burlington Resources Egypt Holdings Limited	Bermuda
Burlington Resources Egypt LLC	Delaware
Burlington Resources Finance Company	Nova Scotia
Burlington Resources Financial Services Inc.	Delaware
Burlington Resources Inc.	Delaware
Burlington Resources International Holdings LLC	Delaware
Burlington Resources International Inc.	Delaware
Burlington Resources Latin America Holding Co, Limited	Bermuda
Burlington Resources Nederland Petroleum B.V.	Netherlands
Burlington Resources Offshore Inc.	Delaware
Burlington Resources Oil & Gas Company LP	Delaware
Burlington Resources Oriente Limited	Bermuda
Burlington Resources Peru Limited	Bermuda
Burlington Resources Trading Inc.	Delaware
BVLC, Inc.	California
C.S. Land, Inc.	California
Calcasieu Properties L.L.C.	Delaware
Canadian Hunter Argentina S.R.L.	Argentina
Canadian Hunter Resources	Alberta
CGP Servicios Energeticos S de RL de CV	Mexico
Clearwater Ltd.	Bermuda
Cliffe Storage Limited	England
Clyde Petroleum Limited	Scotland
COMAP, Inc.	Delaware
Compass Pass Pipeline LLC	Delaware
Compass Port LLC	Delaware
Conoco (Thailand) Company, Limited	Thailand
Conoco A.G. , Zug	Switzerland
Conoco Arabia Holding Ltd.	British Virgin Islands
Conoco Asia Ltd.	Bermuda
Conoco Asia Pacific Sdn. Bhd.	Malaysia
Conoco Central Europe Inc.	Delaware
Conoco Colombia Ltd.	Bermuda
Conoco Denmark Inc.	Delaware
Conoco Development Services Inc.	Delaware
Conoco do Brasil Ltda.	Brazil
Conoco Energy Holdings Ltd.	Bermuda
Conoco Energy Holdings Nigeria Ltd.	Bermuda
Conoco Energy Nigeria Limited	Nigeria
Conoco Energy Services Company	Delaware
Conoco Exploration & Production B.V.	Netherlands
Conoco Exploration & Production Nigeria Limited	Nigeria

Company Name	Incorporation Location
Conoco Foreign Sales Corporation	Barbados
Conoco Funding Company	Nova Scotia
Conoco Global Energy Company	Delaware
Conoco Global Power (U.K.) Limited	England
Conoco Global Power Assets Inc.	Delaware
Conoco Global Power Assets Sabine Inc.	Delaware
Conoco Global Power de Mexico, S. de R. L. de C. V.	Mexico
Conoco Global Power Developments Espana SRL	Spain
Conoco Global Power Development-Sabine Inc.	Delaware
Conoco Holdings Ltd.	Bermuda
Conoco Investment AG	Switzerland
Conoco Jet (Malaysia) Sdn. Bhd.	Malaysia
Conoco Khazar Ltd.	Bermuda
Conoco Libya Ltd.	Bermuda
Conoco Limited	England
Conoco Lubricant (India) Private Limited	India
Conoco Lubricants (Malaysia) Sdn. Bhd.	Malaysia
Conoco Mexico Ltd.	Bermuda
Conoco Middle East Gas Co. N.V.	Netherlands Antilles
Conoco Nordic Holdings AB	Sweden
Conoco Nordic Limited	Bermuda
Conoco Northland Ltd.	Bermuda
Conoco Norway Properties Inc.	Delaware
Conoco NW Natuna Exploration & Production Ltd.	Bermuda
Conoco NW Natuna Holding Ltd.	British Virgin Islands
Conoco Offshore Pipe Line Company	Delaware
Conoco Orinoco Inc.	Delaware
Conoco Peru Ltd.	Bermuda
Conoco Petroleum Nigeria Limited	Nigeria
Conoco Petroleum Operations Inc.	Delaware
Conoco Resources Holding B.V.	Netherlands
Conoco Services Ltd.	Bermuda
Conoco Shale Oil Inc.	Delaware
Conoco Shipping & Marine Development L.L.C.	Marshall Islands
Conoco Shipping Company	Liberia
Conoco Shipping Norge Nr. 3 AS	Norway
Conoco South Sokang Holding Ltd.	British Virgin Islands
Conoco South Sokang Ltd.	Bermuda
Conoco Specialty Products Limited	England
Conoco Syria DEZ Gas Ltd.	Bermuda
Conoco Syria Ltd.	Bermuda
Conoco Taiwan Exploration and Production B.V.	Netherlands
Conoco Tobong Holding Ltd.	British Virgin Islands
Conoco Tobong Natuna B.V.	Netherlands
Conoco U.K. Properties Inc.	Delaware
Conoco Venezuela C.A.	Venezuela

Company Name	Incorporation Location
Conoco Venezuela Ltd.	Bermuda
Conoco Warim B.V.	Netherlands
ConocoPhillips (03-12) Pty. Ltd.	Victoria, Australia
ConocoPhillips (03-13) Pty. Ltd.	Western Australia
ConocoPhillips (03-16) Pty. Ltd.	Western Australia
ConocoPhillips (03-19) Pty. Ltd.	Victoria, Australia
ConocoPhillips (03-20) Pty. Ltd.	Western Australia
ConocoPhillips (03-21) Pty. Ltd.	Western Australia
ConocoPhillips (Aceh) Ltd.	Bermuda
ConocoPhillips (AIB) Ltd.	Bermuda
ConocoPhillips (Amborip VI) Ltd.	Cayman Islands
ConocoPhillips (Banyumas) Ltd.	Bermuda
ConocoPhillips (BTC) Ltd.	Cayman Islands
ConocoPhillips (East Malaysia) Ltd.	Bermuda
ConocoPhillips (Emet) Pty Ltd	Victoria
ConocoPhillips (GIB) Ltd.	Bermuda
ConocoPhillips (Glen) Limited	England
ConocoPhillips (Grissik) Ltd.	Bermuda
ConocoPhillips (International) Pty. Ltd.	Queensland
ConocoPhillips (Ketapang) Ltd.	Bermuda
ConocoPhillips (Kuma)	Cayman Islands
ConocoPhillips (Pangkah) Ltd.	Bermuda
ConocoPhillips (Pasangkayu) Ltd.	Bermuda
ConocoPhillips (Petroz LNG) Pty. Ltd.	Western Australia
ConocoPhillips (Petroz) Pty. Ltd.	Australia
ConocoPhillips (Ramba) Ltd.	Bermuda
ConocoPhillips (Sakakemang) Ltd.	Bermuda
ConocoPhillips (South Jambi) Ltd.	Bermuda
ConocoPhillips (Timor Sea) Pty. Ltd.	Western Australia
ConocoPhillips (U.K.) Alpha Limited	England
ConocoPhillips (U.K.) Beta Limited	England
ConocoPhillips (U.K.) Cuu Long Limited	United Kingdom
ConocoPhillips (U.K.) Eta Limited	England
ConocoPhillips (U.K.) Finance Limited	England
ConocoPhillips (U.K.) Gama Limited	England
ConocoPhillips (U.K.) Lambda Limited	Ireland
ConocoPhillips (U.K.) Limited	England
ConocoPhillips (U.K.) Technology Limited	England
ConocoPhillips (U.K.) Theta Limited	England
ConocoPhillips (U.K.) Zeta Limited	England
ConocoPhillips Abu Dhabi Ltd.	Cayman Islands
ConocoPhillips Africa New Ventures Ltd.	Cayman Islands
ConocoPhillips Alaska, Inc.	Delaware
ConocoPhillips Alaska Natural Gas Corporation	Delaware
ConocoPhillips Algeria Ltd.	Cayman Islands
ConocoPhillips Arabia Inc.	Delaware

Company Name	Incorporation Location
ConocoPhillips Arabia Limited	Cayman Islands
ConocoPhillips Arabia Ltd.	Bermuda
ConocoPhillips Arctic Inc.	Delaware
ConocoPhillips Asia Pacific Investments Ltd.	Bermuda
ConocoPhillips Asia Ventures Pty. Ltd.	Singapore
ConocoPhillips Assistance and Relief for Employees	Texas
ConocoPhillips Atlantic Margins Ltd.	Cayman Islands
ConocoPhillips Australia Exploration Pty. Ltd.	Western Australia
ConocoPhillips Australia Funding Company	Delaware
ConocoPhillips Australia Gas Holdings Pty. Ltd.	Western Australia
ConocoPhillips Australia Pty. Ltd.	Western Australia
ConocoPhillips Australia SH1 Pty. Ltd.	Western Australia
ConocoPhillips Australia SH2 Pty. Ltd.	Western Australia
ConocoPhillips Austria GmbH	Austria
ConocoPhillips Aviation Services LLC	Texas
ConocoPhillips Bantry Bay Terminal Ltd.	Ireland
ConocoPhillips Banyumas Holding Ltd.	British Virgin Islands
ConocoPhillips Bao Vang Ltd.	Cayman Islands
ConocoPhillips Barents Sea Ltd.	Cayman Islands
ConocoPhillips Belgium N.V.	Belgium
ConocoPhillips Block 204 UK Exploration Ltd.	Cayman Islands
ConocoPhillips Bohai Limited	Bahamas
ConocoPhillips Canada (East) Limited	Canada
ConocoPhillips Canada (North) Limited	Canada
ConocoPhillips Canada Energy Partnership	Alberta
ConocoPhillips Canada Funding Company I	Nova Scotia
ConocoPhillips Canada Funding Company II	Nova Scotia
ConocoPhillips Canada Limited	Nova Scotia
ConocoPhillips Canada Oilsands Limited	Alberta
ConocoPhillips Canada Resources Corp.	Nova Scotia
ConocoPhillips Central and Eastern Europe Holdings B.V.	Netherlands
ConocoPhillips China Inc.	Liberia
ConocoPhillips Chukchi Sea Ltd.	Cayman Islands
ConocoPhillips Communications Inc.	Delaware
ConocoPhillips Company	Delaware
ConocoPhillips Continental Holding GmbH	Germany
ConocoPhillips Czech Republic s.r.o.	Czech Republic
ConocoPhillips Denmark A/S	Denmark
ConocoPhillips Developments Limited	England
ConocoPhillips Developments LLC	Delaware
ConocoPhillips E&P New Ventures Ltd.	Cayman Islands
ConocoPhillips East Siberia Ltd.	Cayman Islands
ConocoPhillips Eastern Hemisphere New Ventures Ltd.	Cayman Islands
ConocoPhillips Eastern Venezuela Gas Ltd.	Cayman Islands
ConocoPhillips Energy Asia Inc.	Delaware
ConocoPhillips Energy Holding GmbH	Germany

Company Name	Incorporation Location
ConocoPhillips Energy Marketing Corp.	Delaware
ConocoPhillips Enterprises Inc.	Delaware
ConocoPhillips European Gas and Power Limited	England
ConocoPhillips European Power Limited	England
ConocoPhillips Expatriate Services Company	Delaware
ConocoPhillips Exploration Azerbaijan Ltd.	Cayman Islands
ConocoPhillips Exploration Investment, Ltd.	Cayman Islands
ConocoPhillips Exploration Kazakhstan Ltd.	Cayman Islands
ConocoPhillips Exploration Nigeria (Alpha) Limited	Nigeria
ConocoPhillips Exploration Nigeria (Beta) Limited	Nigeria
ConocoPhillips Exploration Nigeria (Gamma) Limited	Nigeria
ConocoPhillips Exploration Production Europe Limited	England
ConocoPhillips Exploration Turkmenistan Ltd.	Cayman Islands
ConocoPhillips Finland Oy	Finland
ConocoPhillips Foundation	Texas
ConocoPhillips Funding Ltd.	Bermuda
ConocoPhillips Gas Company	Delaware
ConocoPhillips Germany GmbH	Germany
ConocoPhillips Global Funding S.a.r.l.	Luxembourg
ConocoPhillips Golden Pass Holdings LLC	Delaware
ConocoPhillips Gulf of Paria B.V.	Netherlands
ConocoPhillips Hamaca B.V.	Netherlands
ConocoPhillips Hamaca Inc.	Delaware
ConocoPhillips Holdings Limited	England
ConocoPhillips Hungary Trading Ltd.	Hungary
ConocoPhillips ICHP Limited	England
ConocoPhillips Indonesia Holding Ltd.	British Virgin Islands
ConocoPhillips Indonesia Inc. Ltd.	Bermuda
ConocoPhillips Indonesia Ventures Ltd.	Cayman Islands
ConocoPhillips International Holding Ltd.	British Virgin Islands
ConocoPhillips International Inc.	Delaware
ConocoPhillips International Ventures Ltd.	Bahamas
ConocoPhillips Investments Limited	England
ConocoPhillips Investments Norge AS	Norway
ConocoPhillips Iraq Ltd.	Cayman Islands
ConocoPhillips Ireland Limited	Ireland
ConocoPhillips Ireland Pension Trust Limited	Ireland
ConocoPhillips Japan Ltd.	Japan
ConocoPhillips Jet AS	Norway
ConocoPhillips Jet d.o.o.	Slovenia
ConocoPhillips JET/JIFFY (Thailand) Company Limited	Thailand
ConocoPhillips JPDA Pty. Ltd.	Western Australia
ConocoPhillips Kazakhstan Inc.	Delaware
ConocoPhillips Kazakhstan Ventures Ltd.	Cayman Islands
ConocoPhillips Latin America New Ventures Ltd.	Cayman Islands
ConocoPhillips Libya Alliance Ltd.	Cayman Islands

Company Name	Incorporation Location
ConocoPhillips Libya Holding Ltd.	British Virgin Islands
ConocoPhillips Limited	England
ConocoPhillips LNG Ltd.	Cayman Islands
ConocoPhillips LNG Ventures Ltd.	Cayman Islands
ConocoPhillips Lubricants Australia Pty. Ltd.	Australia
ConocoPhillips MEA Ltd.	Cayman Islands
ConocoPhillips MENA Ltd.	Cayman Islands
ConocoPhillips MENA N.V.	Netherlands Antilles
ConocoPhillips Mexico Servicios, S.A. de C.V.	Mexico
ConocoPhillips Mexico, S.A. de C.V.	Mexico
ConocoPhillips Middle East E&P Ltd.	Cayman Islands
ConocoPhillips Middle East Ltd.	Delaware
ConocoPhillips Middle East New Ventures Ltd.	Cayman Islands
ConocoPhillips Netherlands B.V.	Netherlands
ConocoPhillips Netherlands LNG B.V.	Netherlands
ConocoPhillips New Ventures Ltd.	Cayman Islands
ConocoPhillips NGL Marketing (Canada) ULC	Alberta
ConocoPhillips Nila Holding Ltd.	British Virgin Islands
ConocoPhillips Nila Ltd.	Bermuda
ConocoPhillips Nordic AB	Sweden
ConocoPhillips Norge	Delaware
ConocoPhillips Northern Partnership	Alberta
ConocoPhillips NZ Exploration Limited	Cayman Islands
ConocoPhillips Oil (GB) Limited	England
ConocoPhillips Oil Trading Limited	United Kingdom
ConocoPhillips Oilsands Partnership II	Alberta
ConocoPhillips Oman Ltd.	Cayman Islands
ConocoPhillips Pacific LNG Ltd.	Cayman Islands
ConocoPhillips Pension Plan Trustees Limited	United Kingdom
ConocoPhillips Petroleum Chemicals U.K. Limited	United Kingdom
ConocoPhillips Petroleum Company U.K. Limited	United Kingdom
ConocoPhillips Petroleum Exploration OO, Ltd.	Cayman Islands
ConocoPhillips Petroleum Exploration PP, Ltd.	Cayman Islands
ConocoPhillips Petroleum Exploration QQ, Ltd.	Cayman Islands
ConocoPhillips Petroleum International Corporation Denmark	Cayman Islands
ConocoPhillips Petroleum Limited	England
ConocoPhillips Petrozuata B.V.	Netherlands
ConocoPhillips Pipe Line Company	Delaware
ConocoPhillips Pipeline Australia Pty. Ltd.	Western Australia
ConocoPhillips Plataforma Deltana B.V.	Netherlands
ConocoPhillips Poland Sp. z o.o.	Poland
ConocoPhillips Power Operations Limited	England
ConocoPhillips Qatar Funding Ltd.	Cayman Islands
ConocoPhillips Qatar GTL Ltd.	Cayman Islands
ConocoPhillips Qatar LNG Inc.	Delaware
ConocoPhillips Qatar Ltd.	Cayman Islands

Company Name	Incorporation Location
ConocoPhillips Russia Inc.	Delaware
ConocoPhillips Russia Ventures Ltd.	Cayman Islands
ConocoPhillips Sabah Ltd.	Bermuda
ConocoPhillips Sakakemang Holding Ltd.	British Virgin Islands
ConocoPhillips Shipping LLC	Delaware
ConocoPhillips Shipping Norge A/S	Norway
ConocoPhillips Shipping Norge Nr. 2 AS	Norway
ConocoPhillips Shtokman Inc.	Delaware
ConocoPhillips Singapore Operations Pty. Ltd.	Singapore
ConocoPhillips Skandinavia AS	Norway
ConocoPhillips Slovakia s.r.o.	Slovak Republic
ConocoPhillips Southeast Asia New Ventures Ltd.	Cayman Islands
ConocoPhillips Specialty Products Inc.	Delaware
ConocoPhillips STL Pty. Ltd.	Western Australia
ConocoPhillips Supply and Trading Limited	England
ConocoPhillips Surmont Partnership	Alberta
ConocoPhillips Tarakan Ltd.	Cayman Islands
ConocoPhillips Timan-Pechora Inc.	Delaware
ConocoPhillips Timor-Leste Pty. Ltd.	Western Australia
ConocoPhillips Tobong Ltd.	Bermuda
ConocoPhillips Transportation Alaska, Inc.	Delaware
ConocoPhillips Treasury Limited	England
ConocoPhillips Trinidad and Tobago Holdings Inc.	Delaware
ConocoPhillips Vietnam AS	Norway
ConocoPhillips WA Exploration Pty. Ltd.	Western Australia
ConocoPhillips WA-248 Pty. Ltd.	Australia
ConocoPhillips Warim Ltd.	Bermuda
ConocoPhillips Water Technology Ltd.	Cayman Islands
ConocoPhillips West Coast LNG LLC	Delaware
ConocoPhillips Western Canada Partnership	Alberta
ConocoPhillips Whitegate Refinery Limited	Ireland
ConocoPhillips Worldwide LNG, Ltd.	Cayman Islands
ConocoPhillips WQ Ltd.	Cayman Islands
ConocoPhillips Yanbu Ltd.	Cayman Islands
ConocoPhillips Z&M Ltd.	Cayman Islands
Cono-Services Inc.	Colorado
Conoven Holding Ltd.	British Virgin Islands
Continental Mid Delta Petroleum Company	Delaware
Continental Netherlands Oil Company B.V.	Netherlands
Continental Oil Company	Delaware
Continental Oil Company (Nederland) B.V.	Netherlands
Continental Oil Company Inc.	Canada
Continental Oil Company Limited	England
Continental Oil Company of Libya	Delaware
COP Energy Technologies LLC	Delaware
COP Holdings Limited	England

Company Name	Incorporation Location
CPC Investigations LLC	Delaware
Crestar Energy Holdings Ltd.	Bermuda
CSPL Holdings Limited	England
Danube Ltd.	Bermuda
Darwin LNG Pty. Ltd.	Western Australia
Davis Point Pipeline Company	California
Delta Centro Operating Company, Ltd.	Bermuda
Diablo Service Corporation	California
Douglas Oil Company of California	California
Douglas Stations, Inc.	Delaware
Dubai Marketing Company Ltd.	Delaware
Duke Energy Guadalupe Pipeline, Inc.	Delaware
Du Pont E&P No. 1 B.V.	Netherlands
Eagle Sun Company Limited	Liberia
Emerald Shipping Corporation	Delaware
Evangeline Gas Corp.	Delaware
F.P.S.O. Development Ltd.	Bermuda
Fas-Gas Retail Services Co. of Texas	Texas
Four Star Beverage Company Inc.	Texas
Four Star Holding Company, Inc.	Texas
GCF Midstream Holdings LLC	Delaware
GCRL Energy Ltd.	Colorado
GCRL Inc.	Delaware
GCRL International Limited	Alberta
Glacier Insurance Ltd.	Bermuda
Glacier Park Company	Delaware
Glacier Park Liquidating Company	Delaware
Glen Petroleum Limited	England
Gulf Alberta Pipe Line Company Limited	Alberta
Gulf Canada Limited	Canada
Gulf Canada Properties Limited	Canada
Gulf Canada Tunisia Ltd.	Alberta
Gulf Energy Asia Pte. Ltd.	Singapore
Gulf Expro Limited	Scotland
Gulf Resources (Calik) Ltd.	Alberta
Gulf Resources (Halmahera) Ltd.	Alberta
Gulf Resources (Merangin) Ltd.	Alberta
Gulf Resources (NW Natuna) Ltd.	Alberta
Gulf Resources (Sakala Timur) Ltd.	Alberta
Herbaly Petroleum Corp.	Colorado
Hotel Phillips Management Company	Oklahoma
Immingham CHP LLP	England
Immingham Energy Limited	England
Inexco Oil Company	Delaware
Interkraft Handel GmbH	Germany
International Energy Insurance Limited	Bermuda

Company Name	Incorporation Location
International Energy Limited	Bahamas
International Petroleum Holdings LLC	Delaware
International Petroleum Sales Inc.	Panama
JET Petrol Limited	Northern Ireland
Jet Petroleum Limited	England
Jet Tankstellen-Betriebs-GmbH	Germany
Jiffy Limited	England
Kayo Oil Company	Delaware
Kenai LNG Corporation	Delaware
Kenai Tankers LLC	Delaware
Kintail Energy Inc.	Alberta
Kuparuk Pipeline Company	Delaware
Lantri Investments B.V.	Netherlands
Leland Energy Partnership	Alberta
Linden Urban Renewal Limited Partnership	New Jersey
LL&E Erave Limited	Papua New Guinea
LL&E International, Inc.	Delaware
LL&E Mining, Inc.	Delaware
LL&E Netherlands North Sea Ltd.	Alberta
LL&E Netherlands Petroleum Company	Delaware
LL&E Royalty Partnership	Texas
LL&E Royalty Trust	Texas
LL&E Venezuela, Ltd.	Bermuda
Lobo Inc.	Delaware
Longhorn Pipeline Company	Delaware
Lost Greek Gathering Company, LLC	Delaware
Lubricantes 76 Mexico, S.A. de C.V.	Mexico
Maspher Investments B.V.	Netherlands
Mont Belvieu Storage Caverns, LLC	Delaware
Norske ConocoPhillips AS	Norway
North Gillette Coal Company	Nevada
Oliktok Pipeline Company	Delaware
Pacific Northwest Energy Company	Washington
Pacific Pipelines, Inc.	Delaware
Pan East Petroleum Corp.	Ontario
Permian Basin Royalty Trust	Texas
Petroz Bentu LDC	Cayman Islands
Petroz Korinci Baru LDC	Cayman Islands
Phillips (Brass) Limited	Cayman Islands
Phillips 66 Capital I	Delaware
Phillips 66 Capital III	Delaware
Phillips 66 Capital IV	Delaware
Phillips 66 Capital V	Delaware
Phillips 66 Capital VI	Delaware
Phillips Australasia Exploration Co.	Liberia
Phillips Block 250 Nigeria Ltd.	Nigeria
Phillips Caspian, Ltd.	Liberia

Company Name	Incorporation Location
Phillips Chemical Holdings Company	Delaware
Phillips Coal Company	Nevada
Phillips Deepwater Africa Exploration, Ltd.	Cayman Islands
Phillips Deepwater Exploration Nigeria Limited	Nigeria
Phillips Exploration Angola, Ltd.	Liberia
Phillips Exploration Azerbaijan, Ltd.	Cayman Islands
Phillips Exploration Nigeria Limited	Nigeria
Phillips Gas Company Shareholder, Inc.	Delaware
Phillips Gas Investment Company	Delaware
Phillips Gas Pipeline Company	Delaware
Phillips Gas Supply Corporation	Delaware
Phillips Indonesia Inc.	Delaware
Phillips International Investments, Inc.	Delaware
Phillips Investment Company	Nevada
Phillips LNG Technology Services Company	Delaware
Phillips Mexico LNG, LLC	Delaware
Phillips New Ventures, Ltd.	Cayman Islands
Phillips Oil Company Australia	Liberia
Phillips Oil Company Nigeria, Ltd.	Nigeria
Phillips Petroleum Africa, Ltd.	Liberia
Phillips Petroleum Algeria, Ltd.	Cayman Islands
Phillips Petroleum Arabia, Ltd.	Liberia
Phillips Petroleum Argentina S.A.	Argentina
Phillips Petroleum Canada, Ltd.	New Brunswick
Phillips Petroleum Company Cameroon	Delaware
Phillips Petroleum Company Indonesia	Delaware
Phillips Petroleum Company Ireland	Delaware
Phillips Petroleum Company Niugini	Delaware
Phillips Petroleum Company Western Hemisphere	Delaware
Phillips Petroleum Do Brasil Ltda.	Brazil
Phillips Petroleum Europe Exploration Ltd.	Liberia
Phillips Petroleum International Corporation	Delaware
Phillips Petroleum International Corporation Venezuela	Liberia
Phillips Petroleum International Investment Company	Delaware
Phillips Petroleum Kazakhstan, Ltd.	Liberia
Phillips Petroleum Kuwait, Ltd.	Liberia
Phillips Petroleum Middle East, Ltd.	Liberia
Phillips Petroleum Resources, Ltd.	Delaware
Phillips Petroleum Timor Sea Pty. Ltd.	New South Wales, Australia
Phillips Pt. Arguello Production Company	Delaware
Phillips Retail Marketing Company	Delaware
Phillips Texas Pipeline Company, Ltd.	Texas
Phillips Utility Gas Corporation	Delaware
Pioneer Investments Corp.	Delaware
Pioneer Pipe Line Company	Delaware
Polar Tankers Spill Response Company	Delaware
Polar Tankers, Inc.	Delaware

Company Name	Incorporation Location
Pontoon (Timor Sea) Pty. Ltd.	Western Australia
Pontoon Pty. Ltd.	Western Australia
Power Tex Joint Venture	Delaware
Projet Malaysia Sdn. Bhd.	Malaysia
Proteina Brasileira Ltda.	Brazil
PT. ConocoPhillips Downstream Indonesia	Indonesia
R.A.Z. Properties, Inc.	California
Raptor Facilities Inc.	Delaware
Raptor Gas Transmission LLC	Delaware
Raptor Natural Pipeline LLC	New Mexico
Raptor Natural Plains Marketing LLC	Delaware
Rocky Mountain Investment & Antique Company	Wyoming
Salt Lake Terminal Company	Delaware
Seagas Pipeline Company	Delaware
Seaway Products Pipeline Company	Texas
Seminole Fertilizer Corporation	Delaware
Smartshop NV	Belgium
Smile Loyalty Limited	England
Sooner Insurance Company	Vermont
Southeast New Mexico Midstream Holdings, LLC	Delaware
Southern Energy UK Generation Limited	England
Springtime Holdings Limited	Cayman Islands
SRW Cogeneration Limited Partnership	Delaware
Stampeder Exploration Ltd.	Alberta
Sweeny Coker Investor Sub, Inc.	Delaware
Terminal de Gas Natural Licuado de Rosarito TGNLR, S. de R.L. de C.V.	Mexico
The ConocoPhillips Heritage Museums, Inc.	Oklahoma
The Largo Company	Delaware
The Louisiana Land and Exploration Company	Maryland
The Standard Shale Products Company	Colorado
Tokyo Timor Sea Resources Inc.	Delaware
Tosco Canada Ltd.	Yukon Territory
Tosco Europe Limited	England
Tosco Trading, Transportation and Supply, Inc.	Delaware
TS, Inc.	Georgia
Wabiskaw Explorations Ltd.	Canada
WesTTex 66 Pipeline Company	Delaware
Wilhelmshavener Raffineriegesellschaft mbH.	Germany
World Wide Transport, Inc.	Liberia
1265702 Alberta ULC	Alberta
1265704 Alberta ULC	Alberta
1265706 Alberta ULC	Alberta
1265707 Alberta ULC	Alberta
3072496 Nova Scotia Company	Nova Scotia
329298 Alberta Ltd.	Alberta
329316 Alberta Ltd.	Alberta

Company Name	Incorporation Location
349910 Alberta Inc.	Alberta
362084 Alberta Inc.	Alberta
534404 Alberta Ltd.	Alberta
66 Pipe Line Company	Delaware
679198 Alberta Ltd.	Alberta
942819 Alberta Ltd.	Alberta

Certain subsidiaries are omitted since such subsidiaries considered in the aggregate do not constitute a significant subsidiary.